UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 13, 2017

THE BON-TON STORES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 E. Market Street, York, Pennsylvania 17402
(Address of principal executive offices, zip code)

(717) 757-7660
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 13, 2017, The Bon-Ton Stores, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) at which five proposals were presented to the Company’s shareholders for consideration.  The five matters presented were:  (1) the election of seven directors to hold office until the 2018 Annual Meeting and until their respective successors have been elected, (2) a proposal to approve, on an advisory basis, the compensation of the named executive officers of the Company, (3) a proposal to approve, on an advisory basis, the frequency of the advisory vote to approve the compensation of the named executive officers, (4) a proposal to approve the amendment and restatement of The Bon-Ton Stores, Inc. Cash Bonus Plan, and (5) a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.  These proposals were described in detail in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 2, 2017.

(1)         Election of Directors:  The seven nominees for election to the Board of Directors were elected by the shareholders by the following vote:

		Authority	Broker
Director Nominee	For	Withheld	Non-Votes
Kathryn Bufano	35,829,655	1,051,004	6,840,863
Michael L. Gleim	36,037,109	843,550	6,840,863
Daniel T. Motulsky	35,941,168	939,491	6,840,863
Paul E. Rigby	36,156,118	724,541	6,840,863
Philmer H. Rohrbaugh	36,149,364	731,295	6,840,863
Jeffrey B. Sherman	36,152,552	728,107	6,840,863
Debra K. Simon	35,623,944	1,256,715	6,840,863

(2)         Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers:  The proposal to approve, on an advisory basis, the compensation of the named executive officers of the Company was approved by the shareholders by the following vote:

			Broker
For	Against	Abstain	Non-Votes
36,251,245	557,008	72,406	6,840,863

(3)         Approval, on an Advisory Basis, of the Frequency of the Advisory Vote to Approve the Compensation of the Named Executive Officers:  The proposal to approve, on an advisory basis, the frequency of the advisory vote to approve the compensation of the named executive officers of the Company of one year was approved by the shareholders by the following vote:

One Year	Two Years	Three Years	Abstain
36,634,403	58,425	96,678	91,153

(4)         Approval of the Amendment and Restatement of The Bon-Ton Stores, Inc. Cash Bonus Plan:  The proposal to approve the amendment and restatement of The Bon-Ton Stores, Inc. Cash Bonus Plan was approved by the shareholders by the following vote:

			Broker
For	Against	Abstain	Non-Votes
35,647,630	1,129,259	103,770	6,840,863

(5)         Ratification of Appointment of Independent Registered Public Accounting Firm:  The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year was approved by the shareholders by the following vote:

For	Against	Abstain
43,184,001	385,736	151,785

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bon-Ton Stores, Inc.

	By:	/s/ Nancy A. Walsh
Nancy A. Walsh
Executive Vice President—Chief Financial Officer

Dated: June 15, 2017